SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): July 28, 2004

WFS Receivables Corporation 3

(Exact name of registrant as specified in charter)

California	333-116198	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

444 East Warm Spring Road #116, Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-116198

ITEM 5. OTHER EVENTS

     Filed concurrently herewith under Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Credit Suisse First Boston LLC (the “Underwriter”) in respect of the proposed offering of WFS Financial 2004-3 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (the ”Notes”). The Notes are being offered pursuant to a Preliminary Prospectus Supplement, dated July 23, 2004 and the related Prospectus, dated July 23, 2004 (together, the “Prospectus”), which was filed with the commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Notes have been registered pursuant to the Act under Registration Statement on Form S-3 (No. 333-116198) (the “Registration Statement”). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1	Computational Materials (P)

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 3

Date: July 28, 2004
/s/ JOHN COLUCCIO
John Coluccio, President

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Computational Materials	P

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